UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

October 30, 2015

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-203470

(Commission File Number)

90-0399122

(Depositor’s IRS Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 30, 2015, World Omni LT (the “Titling Trust”), World Omni Financial Corp., as Closed-End Servicer (the “Servicer”), and AL Holding Corp., as Closed-End Collateral Agent (the “Closed-End Administrative Agent”) entered into the First Amendment to Fifth Amended and Restated Servicing Agreement (the “Servicing Agreement Amendment”). The Servicing Agreement Amendment amends the Fifth Amended and Restated Servicing Agreement, dated as of December 15, 2009 (the “Base Servicing Agreement”), among the Titling Trust, the Servicer and the Closed-End Administrative Agent (filed as Exhibit 99.1 to the registrant’s Form 8-K dated and filed on April 18, 2011, Commission File No. 333-152253), to appoint the Servicer to act as servicer of any leases and related leased vehicles allocated to unencumbered reference pools described below and allow for the execution of supplements to the Base Servicing Agreement to create servicing and collection procedures related to leases and leased vehicles allocated to such unencumbered reference pools.

On October 30, 2015, the Titling Trust, World Omni Lease Finance LLC (“WOLF LLC”), Auto Lease Finance LLC, as Initial Beneficiary (the “Initial Beneficiary”), the Closed-End Collateral Agent, Bank of America, N.A., as Deal Agent (the “Deal Agent”), U.S. Bank National Association, as Closed-End Administrative Agent (the “Closed-End Administrative Agent”), and the lenders party thereto entered into the First Amendment to Fourth Amended and Restated Collateral Agency Agreement (the “Collateral Agency Agreement Amendment”). The Collateral Agency Agreement Amendment amends the Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (the “Base Collateral Agency Agreement”), among the Titling Trust, the Initial Beneficiary, the Closed-End Collateral Agent, the Deal Agent, the Closed-End Administrative Agent and the lenders party thereto (filed as Exhibit 99.2 to the registrant’s Form 8-K dated and filed on April 18, 2011, Commission File No. 333-152253), to (i) allow for the creation of unencumbered reference pools of leases and related leased vehicles owned by the Titling Trust that are not pledged to, and do not secure, any financing source and (ii) add WOLF LLC as a “borrower” for purposes of the Base Collateral Agency Agreement, as amended by the Collateral Agency Agreement Amendment, in connection with WOLF LLC’s assumption of certain indebtedness of the Titling Trust.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	First Amendment to Fifth Amended and Restated Servicing Agreement, dated as of October 30, 2015, by and among World Omni Financial Corp., as Closed-End Servicer, World Omni LT, as Titling Trust, and AL Holding Corp., as Closed-End Collateral Agent.

Exhibit 99.2	First Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 30, 2015, by and among World Omni LT, as Borrower, World Omni Lease Finance LLC, Auto Lease Finance LLC, as Initial Beneficiary, AL Holding Corp., as Closed-End Collateral Agent, Bank of America, N.A., as Deal Agent, U.S. Bank National Association, as Closed-End Administrative Agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the undersigned has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO LEASING LLC

Dated: November 3, 2015	By:	/s/ Bryan Romano
	Name:	Bryan Romano
	Its:	Assistant Treasurer

WORLD OMNI LT By: AUTO LEASE FINANCE LLC, as Initial Beneficiary

Dated: November 3, 2015	By:	/s/ Bryan Romano
	Name:	Bryan Romano
	Its:	Assistant Treasurer

INDEX OF EXHIBITS

Exhibit 99.1	First Amendment to Fifth Amended and Restated Servicing Agreement, dated as of October 30, 2015, by and among World Omni Financial Corp., as Closed-End Servicer, World Omni LT, as Titling Trust, and AL Holding Corp., as Closed-End Collateral Agent.

Exhibit 99.2	First Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 30, 2015, by and among World Omni LT, as Borrower, World Omni Lease Finance LLC, Auto Lease Finance LLC, as Initial Beneficiary, AL Holding Corp., as Closed-End Collateral Agent, Bank of America, N.A., as Deal Agent, U.S. Bank National Association, as Closed-End Administrative Agent, and the lenders party thereto.